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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): MARCH 31, 2005


                          DURA AUTOMOTIVE SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




            DELAWARE                        000-21139                      38-3185711
(State or other jurisdiction of      (Commission File Number)   (IRS Employer Identification No.)
         incorporation)




              2791 RESEARCH DRIVE, ROCHESTER HILLS, MICHIGAN 48309 (Address of Principal Executive Offices, including Zip Code)




                                 (248) 299-7500
              (Registrant's Telephone Number, Including Area Code)




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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ITEM 8.01  OTHER EVENTS.

         On March 31, 2005, Dura Automotive Systems, Inc. issued a press release announcing that it intends to further enhance its liquidity by entering into new senior secured credit facilities with an aggregate borrowing capacity of approximately $290 million. These transactions are expected to close in April. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) None

     (b) None

     (c) Exhibits

     99.1      Press release issued March 31, 2005, filed herewith.



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                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on March 31, 2005.

                               Dura Automotive Systems, Inc.

Date: March 31, 2005           /s/ Keith R. Marchiando
                               ------------------------
                               By:  Keith R. Marchiando
                               Its: Vice President, Chief Financial Officer
                                    (principal accounting and financial officer)








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                                 Exhibit Index



No:                                     Description
---                                     -----------

99.1                                    Press Release issued March 31, 2005
                                        Filed Herewith